Exhibit 10.1

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of June 20, 2006

                                $1,044,499,178.50

                            Fixed Rate Mortgage Loans

                               Series 2006-CIBC15






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              This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 20, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, National Association, as seller ("JPMorgan" or the "Seller").

              Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of June 20, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wells Fargo Bank, National Association, as master servicer ("Master Servicer"), J.E. Robert Company, Inc., as special servicer ("Special Servicer") and LaSalle Bank National Association as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

              The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

              SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of June 12, 2006, between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-3, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-1, Class X-2, Class B, Class C and Class D Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement dated June 12, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC") and Morgan Stanley & Co. Incorporated (together with JPMSI, and CIBCWMC, the "Underwriters"), and the Depositor will sell the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated June 12, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

              The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,055,585,011.68 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

              SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

              The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

              The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

              SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

              (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

              SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

              SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

              (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

              (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

              (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 12, 2006 among the Purchaser, the Seller and the Dealers (the "Indemnification Agreement").

              SECTION 6. Representations and Warranties.

              (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                   (i) it is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

                   (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                   (iii) it has the power to execute, deliver and perform this Agreement;

                   (iv) it is legally authorized to transact business in the United States of America. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                   (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                   (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                   (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                   (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                   (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                   (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                   (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                   (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

              (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                   (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                   (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                   (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                   (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                   (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                   (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                   (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                   (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                   (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                   (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

              (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

              (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

              (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

              If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

              Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.

              If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

              The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

              A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and
Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

              A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

              In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

              (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

              (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

              SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

              (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

              (b) The Purchaser shall have received the following additional closing documents:

                   (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                   (ii) a copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

                   (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                   (A) the Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States;

                   (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                   (C) all necessary action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                   (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's charter or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                   (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which
           (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                   (F) no consent, approval, authorization, order, license, registration or qualification of or with any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                   (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

              (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

              (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

              (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

              SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

              SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

              SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

              SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

              SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

              SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

              SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, National Association, 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Dennis Schuh, Vice President, telecopy number (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

              SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

              SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

              SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

              SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

              SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

              IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                          J.P. MORGAN CHASE
                                          COMMERCIAL MORTGAGE SECURITIES CORP.

                                          By:  /s/ Charles Y. Lee
                                              ---------------------------------
                                              Name: Charles Y. Lee
                                              Title: Vice President

                                          JPMORGAN CHASE BANK, NATIONAL
                                          ASSOCIATION



                                          By:  /s/ Charles Y. Lee
                                              ---------------------------------
                                              Name: Charles Y. Lee
                                              Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


        JPMCC 2006-CIBC15
        Mortgage Loan Schedule (JPMCB)


        Loan #   Mortgagor Name                                Property Address                           City               State
        ------   -------------------------------------------   ---------------------------------------    ----------------   -------
JPMCB        1   Warner Investments, L.P.                      1299 Pennsylvania Avenue, Northwest        Washington         DC
JPMCB        2   Greenway Office Center L.L.C.                 Various                                    Middleton          WI
JPMCB     2.01                                                 8401 Greenway Boulevard                    Middleton          WI
JPMCB     2.02                                                 1600 Aspen Commons                         Middleton          WI
JPMCB     2.03                                                 8551 Research Way                          Middleton          WI
JPMCB     2.04                                                 8383 Greenway Boulevard                    Middleton          WI
JPMCB     2.05                                                 8476 Greenway Boulevard                    Middleton          WI
JPMCB     2.06                                                 1350 Deming Way                            Middleton          WI
JPMCB     2.07                                                 8500 Research Way                          Middleton          WI
JPMCB     2.08                                                 8309-8313 Greenway Boulevard               Middleton          WI
JPMCB        3   Perkins Delaware, LLC                         Various                                    Various            Various
JPMCB     3.01                                                 5460 South 56th Street                     Lincoln            NE
JPMCB     3.02                                                 2001 West Main Street                      Rapid City         SD
JPMCB     3.03                                                 3405 L Street                              Omaha              NE
JPMCB     3.04                                                 2302 Frontage Road                         Scottsbluff        NE
JPMCB     3.05                                                 620 North 114th Street                     Omaha              NE
JPMCB     3.06                                                 1900 Center Drive                          Norfolk            NE
JPMCB     3.07                                                 2840 South 70th Street                     Lincoln            NE
JPMCB     3.08                                                 2601 Cornhusker Drive                      South Sioux City   NE
JPMCB     3.09                                                 2700 East 23rd Street                      Fremont            NE
JPMCB      3.1                                                 2410 Frontage Road                         Scottsbluff        NE
JPMCB     3.11                                                 4915 2nd Avenue                            Kearney            NE
JPMCB     3.12                                                 2660 East 23rd Avenue North                Fremont            NE
JPMCB     3.13                                                 4200 South 27th Street                     Lincoln            NE
JPMCB        9   Marina Waterside, LLC                         4700-4780 Admirality Way and               Marina Del Rey     CA
                                                               13345 Fiji Way
JPMCB     9.01   M.I.A. Brookhaven, LLC, M&A Edge O'Lake,      Various                                    Various            Various
                 LLC, M&A Palumbo, LLC, M&A Preston
                 Highway, LLC, Wellington Way, LLC
JPMCB       10   M.I.A. Brookhaven, LLC                        2400 Nicholasville Road                    Lexington          KY
JPMCB       11   Wellington Way, LLC                           1028 Wellington Way & 1056                 Lexington          KY
                                                               Wellington Way
JPMCB       12   M&A Palumbo, LLC                              3001 Blake James Drive                     Lexington          KY
JPMCB       13   M&A Edge O'Lake, LLC                          2401 Edge O Lake Drive                     Antioch            TN
JPMCB       14   M&A Preston Highway, LLC                      6013 Preston Highway                       Louisville         KY
JPMCB       15   Griffin Capital (St. Paul)                    101 5th Street East                        St. Paul           MN
                 Investors, LLC, et al
JPMCB       18   Vet Plaza, LLC                                1400 Veterans Blvd                         Redwood City       CA
JPMCB       19   Oklahoma Tower Realty Investors, LLC          210 Park Avenue                            Oklahoma City      OK
JPMCB       25   Lexington Dillon LLC                          224 Harbor Freight Road                    Dillon             SC
JPMCB       28   Shamrock of Sunrise LLC                       4001 North Pine Island Road                Sunrise            FL
JPMCB       34   Behringer Harvard 10777 Clay Road LP          10777 Clay Road                            Houston            TX
JPMCB       35   USA West Oaks, DST                            2600 Westhollow Drive                      Houston            TX
JPMCB       39   DMRC Properties, Inc.                         11420 and 11480 Brookshire Avenue          Downey             CA
JPMCB       40   Group Housing, LLC                            Various                                    Fairborn           OH
JPMCB    40.01                                                 2100 Zink Road                             Fairborn           OH
JPMCB    40.02                                                 2060, 2070, 2080, 2090 Zink Road           Fairborn           OH
JPMCB       44   Catalpa Capital, LLC                          5454 Beethoven Street                      Los Angeles        CA
JPMCB       47   SC Industrial III, LLC                        480 Quadrangle Drive and 270               Bolingbrook        IL
                                                               Remington Boulevard
JPMCB       48   Crossings Center Seven, LLC                   5200 Interchange Way                       Louisville         KY
JPMCB       55   Cornerstone Fountains, LP                     2401 East McKinney Street                  Denton             TX
JPMCB       57   SFC Enterprises, LTD                          857 Graham Road                            Cuyahoga Falls     OH
JPMCB       58   Lexington Livonia TI L.P.                     359 Gateway Drive                          Lavonia            GA
JPMCB       61   FGG Retail Portfolio II, LLC, et al           Various                                    Various            TX
JPMCB    61.01                                                 3841 State Highway 64                      Tyler              TX
JPMCB    61.02                                                 300 North Highway 175                      Seagoville         TX
JPMCB    61.03                                                 4720 State Highway 121                     Plano              TX
JPMCB       62   Intech Ventures of Novi Limited Partnership   39750-39830 Grand River Avenue             Novi               MI
JPMCB       64   36th Street Hotel Holdings, Inc.              5301 Northwest 36th Street                 Miami Springs      FL
JPMCB       66   Cambridge Street, L.P.                        1151-1161 North 3rd Street                 Philadelphia       PA
JPMCB       69   PDR Holdings, LLC                             10000 West Flagler Street                  Miami              FL
JPMCB       70   Catamount Peak Phase I LLC                    36 Peak Drive                              Cullowhee          NC
JPMCB       71   Deerfield Beach Hotel Holdings, Inc.          1050 and 1041 East Newport Center Drive    Deerfield Beach    FL
JPMCB       72   Parkway Plaza I, L.L.C.                       37165 South Groesbeck Highway              Clinton Township   MI
JPMCB       73   Mainscape Leasing, LLC                        4150 North Keystone Avenue                 Indianapolis       IN
JPMCB       74   Dutton Mill Center, LLC                       152 Pennell Road                           Aston              PA
JPMCB       75   110 Algonquin Parkway, LLC                    110 Algonquin Parkway                      Whippany           NJ
JPMCB       78   9550 Flair Drive LP                           9550 East Flair Drive                      El Monte           CA
JPMCB       82   188 Claremont LLC, Silver & Silver            601 Jones Ferry Road                       Carrboro           NC
                 Properties LLC
JPMCB       83   Naab Road Medical Center II, LLP              8260 Naab Road                             Indianapolis       IN
JPMCB       85   BW Copperfield, Ltd.                          6051 South Hulen Street                    Fort Worth         TX
JPMCB       87   Physicians Medical Plaza, LLC                 8550 Naab Road                             Indianapolis       IN
JPMCB       88   Rice Creek Townhouse Company                  1652 69th Avenue Northeast                 Fridley            MN
JPMCB       90   Noblesville Medical Arts Building             18051 River Avenue                         Noblesville        IN
                 Partnership, LLP
JPMCB       91   Linmark Oaks, LLC                             127 Plantation Drive West                  Lake Jackson       TX
JPMCB       93   3700 Building, LLC                            3702 Washington Street                     Hollywood          FL
JPMCB       94   VFII-LBC, LLC                                 14717-14725 Baltimore Ave                  Laurel             MD
JPMCB      101   Hamtramck Center, L.L.C.                      9101 - 9215 Joseph Campau                  Hamtramck          MI
JPMCB      102   The Jobs Company, L.L.C.                      2754 Gunter Park Drive West                Montgomery         AL
JPMCB      103   Southern Indiana Medical Office               2920 McIntyre Drive                        Bloomington        IN
                 Building Partnership, LLP
JPMCB      104   Mesa Center, LLC                              1000 North Midkiff Road                    Midland            TX
JPMCB      107   Hotel Holdings of Maine, Inc.                 90 Maine Mall Road                         Portland           ME
JPMCB      108   Hannover Springs Partners, Ltd.               100 and 200 Hannover Park Road             Atlanta            GA
JPMCB      112   Cooks Creek Apartments, LP                    2706 Cookscreek Place                      Farmers Branch     TX
JPMCB      114   Burling-Fremont L.L.C.                        6324 - 6336 South Cottage Grove Avenue     Chicago            IL
JPMCB      117   New Mexico Hotel Holdings, Inc.               2300 Yale Boulevard Southeast              Albuquerque        NM




                                                                                                                      Interest
        Loan #   Zip Code   County                 Property Name                              Size      Measure       Rate (%)
        ------   --------   --------------------   ----------------------------------------   -------   -----------   --------
JPMCB        1      20004   District of Columbia   Warner Building                             602471   Square Feet    6.25750
JPMCB        2      53562   Dade                   Greenway Portfolio                          913105   Square Feet    6.00000
JPMCB     2.01      53562   Dane                   Wisconsin Trade Center                      260208   Square Feet    6.00000
JPMCB     2.02      53562   Dane                   Greenway Office Building                    222639   Square Feet    6.00000
JPMCB     2.03      53562   Dane                   Greenway Research Center                    190574   Square Feet    6.00000
JPMCB     2.04      53562   Dane                   Western Tower                                73920   Square Feet    6.00000
JPMCB     2.05      53562   Dane                   Oaks at Greenway                             49734   Square Feet    6.00000
JPMCB     2.06      53562   Dane                   Deming Building                              47043   Square Feet    6.00000
JPMCB     2.07      53562   Dane                   PPD Pharmaceutical                           43145   Square Feet    6.00000
JPMCB     2.08      53562   Dane                   Pond Buildings                               25842   Square Feet    6.00000
JPMCB        3   Various    Various                Midwest Retail Portfolio                   1457129   Square Feet    6.17350
JPMCB     3.01      68516   Lancaster              Edgewood Phase I                            179964   Square Feet    6.17350
JPMCB     3.02      57702   Pennington             Baken Park                                  195526   Square Feet    6.17350
JPMCB     3.03      68154   Douglas                Stockyards Plaza I                          129459   Square Feet    6.17350
JPMCB     3.04      69361   Scotts Bluff           Monument Mall                               204527   Square Feet    6.17350
JPMCB     3.05      68154   Douglas                Miracle Hills Park                           69606   Square Feet    6.17350
JPMCB     3.06      68701   Madison                Market Square                               159515   Square Feet    6.17350
JPMCB     3.07      68506   Lancaster              The Meadows                                  67840   Square Feet    6.17350
JPMCB     3.08      68766   Dakota                 Cornhusker Plaza                             84083   Square Feet    6.17350
JPMCB     3.09      68025   Dodge                  Eastville Plaza                              68546   Square Feet    6.17350
JPMCB      3.1      69361   Scotts Bluff           Wal-Mart - Monument Mall                    111401   Square Feet    6.17350
JPMCB     3.11      68847   Buffalo                Herbergers / SAKS                            87384   Square Feet    6.17350
JPMCB     3.12      68025   Dodge                  Menards - Fremont/Eastville                  64890   Square Feet    6.17350
JPMCB     3.13      68502   Lancaster              Bishop Heights                               34388   Square Feet    6.17350
JPMCB        9      90292   Los Angeles            Marina Waterside                            132652   Square Feet    6.24550
JPMCB     9.01   Various    Various                Pulliam Portfolio                           300850   Square Feet    5.94000
JPMCB       10      40503   Fayette                Brookhaven Shopping Center                   76007   Square Feet    5.94000
JPMCB       11      40513   Fayette                Wellington Gold's Gym                        65478   Square Feet    5.94000
JPMCB       12      40509   Fayette                Palumbo Drive - Gold's Gym                   61350   Square Feet    5.94000
JPMCB       13      37013   Davidson               Edge O Lake Shopping Center                  47615   Square Feet    5.94000
JPMCB       14      40219   Jefferson              Preston Highway - Gold's Gym                 50400   Square Feet    5.94000
JPMCB       15      55101   Ramsey                 US Bank Center - St. Paul                   362031   Square Feet    5.69300
JPMCB       18      94063   San Mateo              Kaiser Foundation Building                   62500   Square Feet    6.07000
JPMCB       19      73102   Oklahoma               Oklahoma Tower                              565414   Square Feet    5.90500
JPMCB       25      29536   Dillon                 Harbor Freight Tools USA, Inc.             1010859   Square Feet    5.97400
JPMCB       28      33351   Broward                4001 North Pine Island Road                    119   Units          6.17000
JPMCB       34      77043   Harris                 AMEC Paragon Buildings I & II               227486   Square Feet    5.84500
JPMCB       35      77082   Harris                 Wynhaven - West Oaks Apartments                323   Units          5.93000
JPMCB       39      90241   Los Angeles            Downey Regional Medical Plaza                86762   Square Feet    6.08000
JPMCB       40      45324   Greene                 Wright State University                        639   Beds           6.17000
JPMCB    40.01      45324   Greene                 Wright State - Honors Hall                     399   Beds           6.17000
JPMCB    40.02      45324   Greene                 Wright State - College Park                    240   Beds           6.17000
JPMCB       44      90066   Los Angeles            Deutsch, Inc.                                86940   Square Feet    6.22000
JPMCB       47      60440   Will                   Creekside Corporate Center                   98129   Square Feet    5.99000
JPMCB       48      40229   Jefferson              Crossings Center Seven                      300000   Square Feet    5.99000
JPMCB       55      76209   Denton                 Fountains of Denton Apartments                 170   Units          5.88000
JPMCB       57      44221   Summit                 Stow Falls Center                            91325   Square Feet    6.21000
JPMCB       58      30553   Hart                   TI Automotive                               133221   Square Feet    5.46000
JPMCB       61   Various    Various                North Texas Retail Portfolio                 61786   Square Feet    5.54250
JPMCB    61.01      75704   Smith                  Pine Corners Shopping Center                 32196   Square Feet    5.54250
JPMCB    61.02      75159   Dallas                 Seagoville Shopping Center                   19600   Square Feet    5.54250
JPMCB    61.03      75024   Collin                 Plano Shopping Center                         9990   Square Feet    5.54250
JPMCB       62      48375   Oakland                Intech Ventures of Novi                      92053   Square Feet    5.79750
JPMCB       64      33166   Miami-Dade             Comfort Inn & Suites Miami Airport             274   Rooms          5.88200
JPMCB       66      19123   Philadelphia           Becker Building                                 45   Units          5.50000
JPMCB       69      33174   Miami-Dade             Plaza Del Rey                                50146   Square Feet    5.94000
JPMCB       70      28723   Jackson                Catamount Peak                                 238   Beds           5.93500
JPMCB       71      33442   Broward                Comfort Suites & Best Western                  208   Rooms          5.88200
JPMCB       72      48036   Macomb                 Parkway Plaza                               150985   Square Feet    5.57300
JPMCB       73      46205   Marion                 4150 North Keystone Building                 95541   Square Feet    5.88000
JPMCB       74      19014   Delaware County        Dutton Mill Shopping Center                  76664   Square Feet    5.54500
JPMCB       75      07981   Morris                 110 Algonquin Parkway                       114265   Square Feet    5.98000
JPMCB       78      91731   Los Angeles            9550 Flaire Drive                            73775   Square Feet    5.86000
JPMCB       82      27510   Orange                 Sterling Brook Apartments                      170   Units          5.89100
JPMCB       83      46260   Marion                 Naab Road Medical Center II                  24133   Square Feet    5.89000
JPMCB       85      76132   Tarrant                Copperfield Apartments                         323   Units          5.92500
JPMCB       87      46260   Marion                 Physicians Medical Plaza                     40936   Square Feet    5.88250
JPMCB       88      55432   Anoka                  Rice Creek Apartments                          137   Units          6.13000
JPMCB       90      46062   Hamilton               Noblesville Medical Arts Building            38865   Square Feet    5.89000
JPMCB       91      77566   Brazoria               Oaks of Flagridge                              144   Units          5.92500
JPMCB       93      33021   Broward                Hollywood Medical Office II                  41824   Square Feet    6.33250
JPMCB       94      20707   Prince Georges         Laurel Business Center                       97861   Square Feet    5.53000
JPMCB      101      48212   Wayne                  Hamtramck Shopping Center                    38880   Square Feet    5.68500
JPMCB      102      36109   Montgomery             Jobs Company Warehouse                      126466   Square Feet    5.94000
JPMCB      103      47403   Monroe                 Southern Indiana Medical Office Building     43009   Square Feet    5.84250
JPMCB      104      79701   Midland                Town and Country Shopping Center             92387   Square Feet    6.20000
JPMCB      107      04106   Cumberland             Comfort Inn South Portland                     127   Rooms          5.88200
JPMCB      108      30350   Fulton                 Hannover Park Office Building                58954   Square Feet    5.82000
JPMCB      112      75234   Dallas                 Cookscreek Apartments                          255   Units          5.55500
JPMCB      114      60637   Cook                   6326 South Cottage Grove                     21400   Square Feet    5.95000
JPMCB      117      87106   Bernalillo             Comfort Inn Airport                            118   Rooms          5.88200


                 Net
                 Mortgage                                                                            Monthly
                 Interest  Original      Cutoff               Rem.   Maturity/   Amort.   Rem.       Debt        Servicing
        Loan #   Rate      Balance       Balance       Term   Term   ARD Date    Term     Amort.     Service     Fee Rate
        ------   -------   -----------   -----------   ----   ----   ---------   ------   --------   ---------   ---------
JPMCB        1   6.23650   292,700,000   292,700,000    120    119   05/07/16         0          0   1,547,507
JPMCB        2   5.97900   112,000,000   112,000,000    120    119   05/01/16         0          0     567,778
JPMCB     2.01              32,278,000    32,278,000    120    119   05/01/16         0          0     567,778
JPMCB     2.02              26,833,000    26,833,000    120    119   05/01/16         0          0     567,778
JPMCB     2.03              24,344,000    24,344,000    120    119   05/01/16         0          0     567,778
JPMCB     2.04               7,856,000     7,856,000    120    119   05/01/16         0          0     567,778
JPMCB     2.05               6,611,000     6,611,000    120    119   05/01/16         0          0     567,778
JPMCB     2.06               5,989,000     5,989,000    120    119   05/01/16         0          0     567,778
JPMCB     2.07               5,600,000     5,600,000    120    119   05/01/16         0          0     567,778
JPMCB     2.08               2,489,000     2,489,000    120    119   05/01/16         0          0     567,778
JPMCB        3   6.15250    81,730,000    81,730,000    120    119   05/01/16       360        360     499,166
JPMCB     3.01              15,920,000    15,920,000    120    119   05/01/16       360        360     499,166
JPMCB     3.02              11,180,000    11,180,000    120    119   05/01/16       360        360     499,166
JPMCB     3.03              10,400,000    10,400,000    120    119   05/01/16       360        360     499,166
JPMCB     3.04               8,720,000     8,720,000    120    119   05/01/16       360        360     499,166
JPMCB     3.05               6,400,000     6,400,000    120    119   05/01/16       360        360     499,166
JPMCB     3.06               5,440,000     5,440,000    120    119   05/01/16       360        360     499,166
JPMCB     3.07               5,040,000     5,040,000    120    119   05/01/16       360        360     499,166
JPMCB     3.08               4,440,000     4,440,000    120    119   05/01/16       360        360     499,166
JPMCB     3.09               4,400,000     4,400,000    120    119   05/01/16       360        360     499,166
JPMCB      3.1               4,160,000     4,160,000    120    119   05/01/16       360        360     499,166
JPMCB     3.11               3,130,000     3,130,000    120    119   05/01/16       360        360     499,166
JPMCB     3.12               1,840,000     1,840,000    120    119   05/01/16       360        360     499,166
JPMCB     3.13                 660,000       660,000    120    119   05/01/16       360        360     499,166
JPMCB        9   6.22450    43,000,000    43,000,000    120    120   06/01/16       360        360     264,633
JPMCB     9.01   5.89900    40,838,750    40,601,694    120    115   01/01/16    Various  Various      250,423
JPMCB       10   5.89900    11,720,000    11,662,329    120    115   01/01/16       360        355      69,816
JPMCB       11   5.89900     8,943,750     8,888,652    120    115   01/01/16       324        319      55,473
JPMCB       12   5.89900     7,200,000     7,155,645    120    115   01/01/16       324        319      44,658
JPMCB       13   5.89900     6,675,000     6,633,879    120    115   01/01/16       324        319      41,401
JPMCB       14   5.89900     6,300,000     6,261,189    120    115   01/01/16       324        319      39,075
JPMCB       15   5.67200    40,000,000    40,000,000    120    119   05/01/16       360        360     231,983
JPMCB       18   6.04900    36,000,000    35,935,163    147    145   07/01/18       360        358     217,461
JPMCB       19   5.88400    32,750,000    32,688,804    120    118   04/01/16       360        358     194,357
JPMCB       25   5.91300    23,750,000    23,611,229    192    188   02/01/22       300        296     152,644
JPMCB       28   6.14900    20,000,000    20,000,000    120    118   04/01/16       360        360     122,105
JPMCB       34   5.82400    16,300,000    16,300,000    120    118   04/01/16       360        360      96,108
JPMCB       35   5.90900    16,100,000    16,100,000    120    119   05/01/16       360        360      95,804
JPMCB       39   6.05900    15,875,000    15,846,473    120    118   04/01/16       360        358      95,997
JPMCB       40   6.14900    14,950,000    14,950,000    120    120   06/01/16       360        360      91,273
JPMCB    40.01               8,600,000     8,600,000    120    120   06/01/16       360        360      91,273
JPMCB    40.02               6,350,000     6,350,000    120    120   06/01/16       360        360      91,273
JPMCB       44   6.14746    13,000,000    13,000,000    120    119   05/01/16         0          0      68,319
JPMCB       47   5.96900    12,540,000    12,540,000    120    118   04/01/16       360        360      75,103
JPMCB       48   5.90900    12,480,000    12,480,000    120    118   04/01/16       360        360      74,744
JPMCB       55   5.85900    10,720,000    10,720,000    120    119   05/01/16       360        360      63,447
JPMCB       57   6.13900    10,650,000    10,641,654    120    119   05/01/16       360        359      65,297
JPMCB       58   5.43900    10,100,000    10,007,039    180    174   12/01/20       300        294      61,782
JPMCB       61   5.52150     9,650,000     9,650,000    120    118   04/01/16       360        360      55,049
JPMCB    61.01               3,875,000     3,875,000    120    118   04/01/16       360        360      55,049
JPMCB    61.02               3,600,000     3,600,000    120    118   04/01/16       360        360      55,049
JPMCB    61.03               2,175,000     2,175,000    120    118   04/01/16       360        360      55,049
JPMCB       62   5.77650     9,500,000     9,481,822    120    118   04/01/16       360        358      55,726
JPMCB       64   5.86100     9,200,000     9,145,488    120    116   02/01/16       300        296      58,614
JPMCB       66   5.42900     8,600,000     8,600,000    120    118   04/01/16       360        360      48,830
JPMCB       69   5.91900     8,200,000     8,200,000    120    118   04/01/16       360        360      48,847
JPMCB       70   5.91400     8,150,000     8,143,129    120    119   05/01/16       360        359      48,523
JPMCB       71   5.86100     8,160,000     8,111,650    120    116   02/01/16       300        296      51,988
JPMCB       72   5.55200     8,000,000     8,000,000    120    118   04/01/16         0          0      37,669
JPMCB       73   5.80900     7,840,000     7,818,497    120    117   03/01/16       360        357      46,402
JPMCB       74   5.52400     7,680,000     7,680,000    120    119   05/01/16       360        360      43,823
JPMCB       75   5.95900     7,500,000     7,500,000    120    120   06/01/16       360        360      44,870
JPMCB       78   5.83900     7,175,000     7,155,229    120    117   03/01/16       360        357      42,374
JPMCB       82   5.87000     6,850,000     6,850,000    120    119   05/01/16       360        360      40,590
JPMCB       83   5.81900     6,850,000     6,844,157    120    119   05/01/16       360        359      40,586
JPMCB       85   5.90400     6,400,000     6,400,000    115    115   01/01/16       360        360      38,063
JPMCB       87   5.81150     6,000,000     6,000,000    120    119   05/01/16       360        360      35,521
JPMCB       88   6.05900     6,000,000     5,995,196    120    119   05/01/16       360        359      36,476
JPMCB       90   5.81900     5,800,000     5,795,052    120    119   05/01/16       360        359      34,365
JPMCB       91   5.90400     5,750,000     5,750,000    120    118   04/01/16       360        360      34,197
JPMCB       93   6.31150     5,500,000     5,500,000    120    120   06/01/16       360        360      34,160
JPMCB       94   5.45900     5,500,000     5,500,000    120    118   04/01/16       360        360      31,332
JPMCB      101   5.66400     4,800,000     4,793,489    120    119   05/01/16       300        299      30,009
JPMCB      102   5.84900     4,650,000     4,650,000    120    119   05/01/16       360        360      27,700
JPMCB      103   5.77150     4,650,000     4,645,984    120    119   05/01/16       360        359      27,410
JPMCB      104   6.17900     4,190,000     4,186,707    120    119   05/01/16       360        359      25,662
JPMCB      107   5.86100     4,130,000     4,105,529    120    116   02/01/16       300        296      26,313
JPMCB      108   5.79900     4,042,500     4,031,257    120    117   03/01/16       360        357      23,771
JPMCB      112   5.53400     3,500,000     3,500,000    120    117   03/01/16         0          0      16,427
JPMCB      114   5.92900     3,100,000     3,079,047    180    178   04/01/21       180        178      26,076
JPMCB      117   5.86100     2,550,000     2,534,891    120    116   02/01/16       300        296      16,246



                 Accrual      ARD     ARD Step                       Crossed   Originator/
        Loan #   Type         (Y/N)   Up (%)     Title Type          Loan      Loan Seller    Guarantor
        ------   ----------   -----   --------   -----------------   -------   -----------    -----------------------------------
JPMCB        1   Actual/360   No                 Fee and Leasehold             JPMCB          Vornado Realty, LP
JPMCB        2   Actual/360   No                 Fee                           JPMCB          Terrence R. Wall,
                                                                                              T. Wall Properties
                                                                                              Master Limited Partnership
JPMCB     2.01   Actual/360   No                 Fee                           JPMCB
JPMCB     2.02   Actual/360   No                 Fee                           JPMCB
JPMCB     2.03   Actual/360   No                 Fee                           JPMCB
JPMCB     2.04   Actual/360   No                 Fee                           JPMCB
JPMCB     2.05   Actual/360   No                 Fee                           JPMCB
JPMCB     2.06   Actual/360   No                 Fee                           JPMCB
JPMCB     2.07   Actual/360   No                 Fee                           JPMCB
JPMCB     2.08   Actual/360   No                 Fee                           JPMCB
JPMCB        3   Actual/360   No                 Fee                           JPMCB          Michael D. Perkins
JPMCB     3.01   Actual/360   No                 Fee                           JPMCB
JPMCB     3.02   Actual/360   No                 Fee                           JPMCB
JPMCB     3.03   Actual/360   No                 Fee                           JPMCB
JPMCB     3.04   Actual/360   No                 Fee                           JPMCB
JPMCB     3.05   Actual/360   No                 Fee                           JPMCB
JPMCB     3.06   Actual/360   No                 Fee                           JPMCB
JPMCB     3.07   Actual/360   No                 Fee                           JPMCB
JPMCB     3.08   Actual/360   No                 Fee                           JPMCB
JPMCB     3.09   Actual/360   No                 Fee                           JPMCB
JPMCB      3.1   Actual/360   No                 Fee                           JPMCB
JPMCB     3.11   Actual/360   No                 Fee                           JPMCB
JPMCB     3.12   Actual/360   No                 Fee                           JPMCB
JPMCB     3.13   Actual/360   No                 Fee                           JPMCB
JPMCB        9   Actual/360   No                 Leasehold                     JPMCB          USA Affiliated Holdings, LLC
JPMCB     9.01   Actual/360   No                 Fee                 A         JPMCB          Royce G. Pulliam
JPMCB       10   Actual/360   No                 Fee                 A         JPMCB          Royce G. Pulliam
JPMCB       11   Actual/360   No                 Fee                 A         JPMCB          Royce G. Pulliam
JPMCB       12   Actual/360   No                 Fee                 A         JPMCB          Royce G. Pulliam
JPMCB       13   Actual/360   No                 Fee                 A         JPMCB          Royce G. Pulliam
JPMCB       14   Actual/360   No                 Fee                 A         JPMCB          Royce G. Pulliam
JPMCB       15   Actual/360   No                 Fee                           JPMCB          Kevin A. Shields et al.
JPMCB       18   Actual/360   No                 Fee                           JPMCB          Derek K. Hunter, Jr.,
                                                                                              Edward D. Storm
JPMCB       19   Actual/360   No                 Fee                           JPMCB          Roy T. Oliver, Mark L. Beffort
JPMCB       25   Actual/360   No                 Fee                           JPMCB          Lexington Corporate Properties
                                                                                              Trust
JPMCB       28   Actual/360   No                 Fee                           JPMCB          Carlos Z. Chuman
JPMCB       34   Actual/360   No                 Fee                           JPMCB          Behringer Harvard REIT I, Inc.
JPMCB       35   Actual/360   No                 Fee                           JPMCB          CB Richard Ellis Investors/
                                                                                              U.S. Advisor, LLC
JPMCB       39   Actual/360   No                 Fee                           JPMCB          Downey Regional Medical
                                                                                              Center, Inc.
JPMCB       40   Actual/360   No                 Fee                           JPMCB          James R. Miller, Gregory Yates
JPMCB    40.01   Actual/360   No                 Fee                           JPMCB
JPMCB    40.02   Actual/360   No                 Fee                           JPMCB
JPMCB       44   Actual/360   No                 Fee                           JPMCB          Grafton P. Tanquaray, III
JPMCB       47   Actual/360   No                 Fee                           JPMCB          David M. Harvey, Peer Pedersen
JPMCB       48   Actual/360   No                 Fee                           JPMCB          Lawrence A. Shapin
JPMCB       55   Actual/360   No                 Fee                           JPMCB          Michael S. Marix
JPMCB       57   Actual/360   No                 Fee                           JPMCB          George Papaioannides,
                                                                                              Gus Diamantis
JPMCB       58   Actual/360   No                 Fee and Leasehold             JPMCB          Lexington Corporate
                                                                                              Properties Trust
JPMCB       61   Actual/360   No                 Fee                           JPMCB          Various
JPMCB    61.01   Actual/360   No                 Fee                           JPMCB
JPMCB    61.02   Actual/360   No                 Fee                           JPMCB
JPMCB    61.03   Actual/360   No                 Fee                           JPMCB
JPMCB       62   Actual/360   No                 Fee                           JPMCB          Mickey Shapiro, Spencer M. Partrich
JPMCB       64   Actual/360   No                 Fee                           JPMCB          Sunburst Hospitality Corporation
JPMCB       66   Actual/360   No                 Fee                           JPMCB          Michael Samschick
JPMCB       69   Actual/360   No                 Fee                           JPMCB          MMG Real Estate, Inc.,
                                                                                              S V S C Corporation, Martin Pico
JPMCB       70   Actual/360   No                 Fee                           JPMCB          Stephen F. Kenney,
                                                                                              Joseph E. Bostic
JPMCB       71   Actual/360   No                 Fee                           JPMCB          Sunburst Hospitality Corporation
JPMCB       72   Actual/360   No                 Fee                           JPMCB
JPMCB       73   Actual/360   No                 Fee                           JPMCB          David Mazanowski,
                                                                                              Zygmunt Mazanowski
JPMCB       74   Actual/360   No                 Fee                           JPMCB          Anthony G. Bariglio,
                                                                                              Todd W. Bariglio,
                                                                                              Cynthia Morgan, Oliter Holdings,
                                                                                              LLC
JPMCB       75   Actual/360   No                 Fee                           JPMCB          Hartz Financial Corp.
JPMCB       78   Actual/360   No                 Fee                           JPMCB          Rao R. Yalamanchili
JPMCB       82   Actual/360   No                 Fee                           JPMCB          Howard S. Rich
JPMCB       83   Actual/360   No                 Fee                           JPMCB          Robert N. Whitacre
JPMCB       85   Actual/360   No                 Fee                           JPMCB          Richard Michael Burch,
                                                                                              William Chandler Wonderly
JPMCB       87   Actual/360   No                 Fee and Leasehold             JPMCB          R. Thomas Schmidt
JPMCB       88   Actual/360   No                 Fee                           JPMCB          James E. Wiensch
JPMCB       90   Actual/360   No                 Fee                           JPMCB          Robert N. Whitacre
JPMCB       91   Actual/360   No                 Fee                           JPMCB          Marc A. Harvey
JPMCB       93   Actual/360   No                 Fee                           JPMCB          Ariel Soffer, M.D.
JPMCB       94   Actual/360   No                 Fee                           JPMCB          Lawrence D. Horowitz
JPMCB      101   Actual/360   No                 Fee                           JPMCB          Arkan F. Jonna
JPMCB      102   Actual/360   No                 Fee                           JPMCB          Nimrod T. Frazer
JPMCB      103   Actual/360   No                 Fee                           JPMCB          Robert N. Whitacre
JPMCB      104   Actual/360   No                 Fee                           JPMCB          Mark Engelman
JPMCB      107   Actual/360   No                 Fee and Leasehold             JPMCB          Sunburst Hospitality Corporation
JPMCB      108   Actual/360   No                 Fee                           JPMCB          Ryder, Stilwell Properties, Inc.
JPMCB      112   Actual/360   No                 Fee                           JPMCB
JPMCB      114   Actual/360   No                 Fee                           JPMCB          Elzie L. Higginbottom
JPMCB      117   Actual/360   No                 Fee                           JPMCB          Sunburst Hospitality Corporation


                                                                      UPFRONT ESCROW
                               --------------------------------------------------------------------------------------------
                               Upfront      Upfront      Upfront      Upfront        Upfront      Upfront      Upfront
                 Letter of     CapEx        Eng.         Envir.       TI/LC          RE Tax       Ins.         Other
        Loan #   Credit        Reserve      Reserve      Reserve      Reserve        Reserve      Reserve      Reserve
        ------   -----------   ----------   ----------   ----------   ------------   ----------   ----------   ------------
JPMCB        1   No                  0.00         0.00         0.00           0.00         0.00         0.00     250,000.00
JPMCB        2     178,866.0         0.00         0.00         0.00           0.00   766,381.68         0.00           0.00
JPMCB     2.01
JPMCB     2.02
JPMCB     2.03
JPMCB     2.04
JPMCB     2.05
JPMCB     2.06
JPMCB     2.07
JPMCB     2.08
JPMCB        3   No                  0.00   160,575.00   500,000.00           0.00   459,554.04    39,869.67           0.00
JPMCB     3.01
JPMCB     3.02
JPMCB     3.03
JPMCB     3.04
JPMCB     3.05
JPMCB     3.06
JPMCB     3.07
JPMCB     3.08
JPMCB     3.09
JPMCB      3.1
JPMCB     3.11
JPMCB     3.12
JPMCB     3.13
JPMCB        9   No                  0.00         0.00         0.00           0.00    61,174.16         0.00           0.00
JPMCB     9.01     224,995.0         0.00         0.00    12,500.00           0.00    60,882.86    78,449.91   1,500,000.00
JPMCB       10      70,203.0         0.00         0.00    12,500.00           0.00    25,446.38    38,658.00           0.00
JPMCB       11      43,558.0         0.00         0.00         0.00           0.00     5,110.43    12,191.67   1,500,000.00
JPMCB       12      42,533.0         0.00         0.00         0.00           0.00    16,614.96    10,674.58           0.00
JPMCB       13      33,255.0         0.00         0.00         0.00           0.00     6,189.39     9,604.83           0.00
JPMCB       14      35,446.0         0.00         0.00         0.00           0.00     7,521.70     7,320.83           0.00
JPMCB       15   1,300,000.0    62,500.00    62,500.00         0.00   1,000,000.00    69,150.99    47,184.75           0.00
JPMCB       18   No                  0.00         0.00         0.00           0.00    13,381.08    36,283.75           0.00
JPMCB       19     300,000.0         0.00         0.00         0.00           0.00   166,337.01   100,125.00           0.00
JPMCB       25   No                  0.00         0.00         0.00           0.00         0.00         0.00           0.00
JPMCB       28   No                  0.00         0.00         0.00           0.00    71,863.89    41,583.66           0.00
JPMCB       34   No                  0.00         0.00         0.00           0.00   278,270.98    10,272.00           0.00
JPMCB       35   No            200,000.00         0.00         0.00           0.00   292,409.46    59,533.25     100,000.00
JPMCB       39   No                  0.00         0.00         0.00           0.00    34,264.66    50,595.00           0.00
JPMCB       40     340,000.0         0.00         0.00         0.00           0.00    19,233.00    33,869.00           0.00
JPMCB    40.01
JPMCB    40.02
JPMCB       44   No                  0.00         0.00         0.00     700,000.00         0.00         0.00           0.00
JPMCB       47   No                  0.00         0.00         0.00           0.00   142,860.43       575.33           0.00
JPMCB       48   No                  0.00         0.00         0.00           0.00    31,561.04     1,916.67           0.00
JPMCB       55   No                  0.00         0.00         0.00           0.00   105,382.40    19,668.33           0.00
JPMCB       57   No             88,828.35         0.00         0.00     350,000.00    63,382.70       765.50           0.00
JPMCB       58   No                  0.00         0.00         0.00           0.00         0.00         0.00           0.00
JPMCB       61                       0.00         0.00         0.00     450,000.00    61,871.30    11,645.00
JPMCB    61.01
JPMCB    61.02
JPMCB    61.03
JPMCB       62   No                  0.00         0.00         0.00   2,300,000.00    66,718.88         0.00           0.00
JPMCB       64   No                  0.00         0.00         0.00           0.00         0.00         0.00           0.00
JPMCB       66   No                  0.00         0.00         0.00           0.00     4,125.39     2,000.00      50,000.00
JPMCB       69   No                  0.00    58,583.00         0.00           0.00    89,230.03         0.00           0.00
JPMCB       70   No                  0.00         0.00         0.00           0.00    33,986.52    19,060.50           0.00
JPMCB       71   No                  0.00    50,000.00         0.00           0.00         0.00         0.00           0.00
JPMCB       72   No                  0.00         0.00         0.00           0.00         0.00         0.00           0.00
JPMCB       73   No                  0.00     7,000.00         0.00           0.00    19,434.38    10,800.42           0.00
JPMCB       74   No                  0.00    32,188.00         0.00           0.00         0.00    15,341.67           0.00
JPMCB       75   No                  0.00         0.00         0.00           0.00    93,946.29         0.00           0.00
JPMCB       78   No                  0.00    25,750.00         0.00     300,000.00    11,653.17     1,639.66           0.00
JPMCB       82   No                  0.00         0.00         0.00           0.00   127,803.68    31,966.00      25,000.00
JPMCB       83   No                  0.00         0.00         0.00           0.00     2,992.23     1,737.25           0.00
JPMCB       85   No                  0.00         0.00         0.00           0.00         0.00    14,925.56           0.00
JPMCB       87   No                  0.00         0.00         0.00           0.00     6,170.26     2,316.50           0.00
JPMCB       88   No                  0.00    68,750.00         0.00           0.00    21,764.51    17,650.33           0.00
JPMCB       90   No                  0.00         0.00         0.00           0.00     7,538.12     1,889.00           0.00
JPMCB       91   No                  0.00    17,187.50         0.00           0.00         0.00         0.00           0.00
JPMCB       93   No                  0.00         0.00         0.00           0.00    80,538.67    10,879.05       8,541.50
JPMCB       94   No                  0.00         0.00         0.00           0.00    51,892.67     8,840.67           0.00
JPMCB      101   No                  0.00   143,397.50         0.00           0.00    46,305.05     8,214.50           0.00
JPMCB      102   No                  0.00         0.00         0.00           0.00    13,896.17     5,000.00           0.00
JPMCB      103   No                  0.00         0.00         0.00           0.00    12,848.79     2,769.00           0.00
JPMCB      104   No                  0.00    13,500.00         0.00      43,000.00    25,442.54     6,584.50           0.00
JPMCB      107   No                  0.00         0.00         0.00           0.00         0.00         0.00           0.00
JPMCB      108   No                  0.00         0.00         0.00           0.00    30,986.80     3,234.58     400,000.00
JPMCB      112   No                  0.00    27,375.00         0.00           0.00    50,979.56    36,617.06           0.00
JPMCB      114   No                  0.00         0.00     8,400.00           0.00    13,986.25     1,005.00           0.00
JPMCB      117   No                  0.00         0.00         0.00           0.00         0.00         0.00           0.00


                                        MONTHLY ESCROW
                 ---------------------------------------------------------------
                 Monthly    Monthly   Monthly     Monthly     Monthly    Monthly
                 Capex      Envir.    TI/LC       RE Tax      Ins.       Other      Grace    Lockbox    Property      Defeasance
        Loan #   Reserve    Reserve   Reserve     Reserve     Reserve    Reserve    Period   In-place   Type          Permitted
        ------   --------   -------   --------    ---------   --------   --------   ------   --------   -----------   ----------
JPMCB        1       0.00      0.00       0.00         0.00       0.00       0.00        0   Yes        Office        Yes
JPMCB        2   11414.36      0.00   76094.08    127730.28       0.00       0.00        0   Yes        Office        Yes
JPMCB     2.01                                                                           0              Office        Yes
JPMCB     2.02                                                                           0              Office        Yes
JPMCB     2.03                                                                           0              Office        Yes
JPMCB     2.04                                                                           0              Office        Yes
JPMCB     2.05                                                                           0              Office        Yes
JPMCB     2.06                                                                           0              Office        Yes
JPMCB     2.07                                                                           0              Office        Yes
JPMCB     2.08                                                                           0              Office        Yes
JPMCB        3   31820.34      0.00   66667.67    133739.92   19934.83   26367.70        7   Yes        Retail        Yes
JPMCB     3.01                                                                           7              Retail        Yes
JPMCB     3.02                                                                           7              Retail        Yes
JPMCB     3.03                                                                           7              Retail        Yes
JPMCB     3.04                                                                           7              Retail        Yes
JPMCB     3.05                                                                           7              Retail        Yes
JPMCB     3.06                                                                           7              Retail        Yes
JPMCB     3.07                                                                           7              Retail        Yes
JPMCB     3.08                                                                           7              Retail        Yes
JPMCB     3.09                                                                           7              Retail        Yes
JPMCB      3.1                                                                           7              Retail        Yes
JPMCB     3.11                                                                           7              Retail        Yes
JPMCB     3.12                                                                           7              Retail        Yes
JPMCB     3.13                                                                           7              Retail        Yes
JPMCB        9       0.00      0.00       0.00     30587.08       0.00       0.00        7   Yes        Retail        Yes
JPMCB     9.01       0.00      0.00       0.00     20489.56       0.00       0.00        5   No         Various       Yes
JPMCB       10       0.00      0.00       0.00      6361.59       0.00       0.00        5   No         Retail        Yes
JPMCB       11       0.00      0.00       0.00      1277.61       0.00       0.00        5   No         Mixed Use     Yes
JPMCB       12       0.00      0.00       0.00      4153.74       0.00       0.00        5   No         Retail        Yes
JPMCB       13       0.00      0.00       0.00      6189.39       0.00       0.00        5   No         Retail        Yes
JPMCB       14       0.00      0.00       0.00      2507.23       0.00       0.00        5   No         Retail        Yes
JPMCB       15    9000.00      0.00       0.00     69150.99    5242.75       0.00       10   No         Office        Yes
JPMCB       18     707.64      0.00       0.00     13381.08    6047.29       0.00        5   Yes        Office        Yes
JPMCB       19    7500.00      0.00       0.00     33267.40    8343.75       0.00        5   No         Office        Yes
JPMCB       25       0.00      0.00       0.00         0.00       0.00       0.00        7   Yes        Industrial    Yes
JPMCB       28    8704.58      0.00       0.00     23954.63   10395.63       0.00        7   No         Multifamily   Yes
JPMCB       34       0.00      0.00       0.00     55654.20    2568.00       0.00        0   Yes        Office        Yes
JPMCB       35    6729.17      0.00       0.00     48734.91    8504.75       0.00        7   No         Multifamily   Yes
JPMCB       39     709.74      0.00   10122.25     17132.33    5059.50       0.00        7   No         Office        Yes
JPMCB       40    4000.00      0.00       0.00     19233.00    5645.00       0.00        7   No         Multifamily   Yes
JPMCB    40.01                                                                           7              Multifamily   Yes
JPMCB    40.02                                                                           7              Multifamily   Yes
JPMCB       44       0.00      0.00       0.00         0.00       0.00       0.00        7   Yes        Office        Yes
JPMCB       47       0.00      0.00   13333.00     17857.55     575.33       0.00        7   No         Office        Yes
JPMCB       48     100.00      0.00    8333.33      6312.21    1916.67       0.00        7   No         Industrial    Yes
JPMCB       55    2833.33      0.00       0.00     21076.48    3933.67       0.00        7   No         Multifamily   Yes
JPMCB       57       0.00      0.00       0.00     12676.54     765.50       0.00        7   No         Retail        Yes
JPMCB       58       0.00      0.00       0.00         0.00       0.00       0.00        7   Yes        Industrial    Yes
JPMCB       61       0.00      0.00       0.00     17928.67    1164.50       0.00        7   No         Retail        Yes
JPMCB    61.01                                                                           7              Retail        Yes
JPMCB    61.02                                                                           7              Retail        Yes
JPMCB    61.03                                                                           7              Retail        Yes
JPMCB       62       0.00      0.00       0.00     13343.78       0.00       0.00       10   No         Office        Yes
JPMCB       64       0.00      0.00       0.00         0.00       0.00       0.00        7   Yes        Hotel         Yes
JPMCB       66     932.64      0.00       0.00      1031.35    2000.00       0.00        7   No         Multifamily   Yes
JPMCB       69       0.00      0.00       0.00     12747.15       0.00       0.00        7   No         Retail        Yes
JPMCB       70    1144.29      0.00       0.00      3089.68    2117.83       0.00       10   No         Multifamily   Yes
JPMCB       71       0.00      0.00       0.00         0.00       0.00       0.00        7   No         Hotel         Yes
JPMCB       72       0.00      0.00       0.00         0.00       0.00       0.00       10   No         Retail        Yes
JPMCB       73    1154.80      0.00    4208.33      3886.88    2160.88       0.00        7   Yes        Mixed Use     Yes
JPMCB       74     983.38      0.00    5000.00     11605.22    2191.67       0.00        7   Yes        Retail        Yes
JPMCB       75       0.00      0.00       0.00         0.00       0.00       0.00        7   Yes        Industrial    Yes
JPMCB       78    1531.77      0.00    5820.07     11653.17     819.83       0.00        7   No         Office        Yes
JPMCB       82    4512.08      0.00       0.00     12780.37    2906.00       0.00       10   No         Multifamily   Yes
JPMCB       83     153.90      0.00       0.00      2992.23       0.00       0.00        7   No         Office        No
JPMCB       85    6154.50      0.00       0.00     24771.19    4975.19       0.00        5   No         Multifamily   Yes
JPMCB       87     263.34      0.00    1916.67      6170.26       0.00       0.00        7   No         Office        No
JPMCB       88       0.00      0.00       0.00     10882.26    4412.58       0.00        7   No         Multifamily   Yes
JPMCB       90     341.08      0.00    4166.67      7538.12       0.00       0.00        7   No         Office        No
JPMCB       91    3000.00      0.00       0.00         0.00       0.00       0.00       10   No         Multifamily   Yes
JPMCB       93     565.51      0.00       0.00      8948.74    2719.76       0.00        7   No         Office        No
JPMCB       94     620.00      0.00       0.00      5765.85    1105.08       0.00        7   No         Industrial    Yes
JPMCB      101     828.00      0.00    6033.00      6615.01    1369.08       0.00        7   No         Retail        Yes
JPMCB      102     260.16      0.00       0.00      1985.17    1250.00       0.00        7   Yes        Industrial    Yes
JPMCB      103     665.45      0.00    2500.00      6424.40       0.00       0.00        7   No         Office        Yes
JPMCB      104    2136.91      0.00    5321.16      5639.86    3292.25       0.00        7   No         Retail        Yes
JPMCB      107       0.00      0.00       0.00         0.00       0.00       0.00        7   No         Hotel         Yes
JPMCB      108     996.53      0.00    4900.00      4426.69     646.92       0.00        7   No         Office        Yes
JPMCB      112    6375.00      0.00       0.00     12744.89    7323.41       0.00       10   No         Multifamily   Yes
JPMCB      114     568.00      0.00       0.00      6993.13     502.50       0.00        7   Yes        Office        Yes
JPMCB      117       0.00      0.00       0.00         0.00       0.00       0.00        7   No         Hotel         Yes

                                                  Remaining
                                                  Amortization
                  Interest             Final      Term for
                  Accrual      Loan    Maturity   Balloon
        Loan #    Period       Group   Date       Loans
        ------    ----------   -----   --------   ------------
JPMCB        1    Actual/360       1
JPMCB        2    Actual/360       1
JPMCB     2.01    Actual/360       1
JPMCB     2.02    Actual/360       1
JPMCB     2.03    Actual/360       1
JPMCB     2.04    Actual/360       1
JPMCB     2.05    Actual/360       1
JPMCB     2.06    Actual/360       1
JPMCB     2.07    Actual/360       1
JPMCB     2.08    Actual/360       1
JPMCB        3    Actual/360       1                      360
JPMCB     3.01    Actual/360       1                      360
JPMCB     3.02    Actual/360       1                      360
JPMCB     3.03    Actual/360       1                      360
JPMCB     3.04    Actual/360       1                      360
JPMCB     3.05    Actual/360       1                      360
JPMCB     3.06    Actual/360       1                      360
JPMCB     3.07    Actual/360       1                      360
JPMCB     3.08    Actual/360       1                      360
JPMCB     3.09    Actual/360       1                      360
JPMCB      3.1    Actual/360       1                      360
JPMCB     3.11    Actual/360       1                      360
JPMCB     3.12    Actual/360       1                      360
JPMCB     3.13    Actual/360       1                      360
JPMCB        9    Actual/360       1                      360
JPMCB     9.01    Actual/360                      Various
JPMCB       10    Actual/360       1                      360
JPMCB       11    Actual/360       1                      324
JPMCB       12    Actual/360       1                      324
JPMCB       13    Actual/360       1                      324
JPMCB       14    Actual/360       1                      324
JPMCB       15    Actual/360       1                      360
JPMCB       18    Actual/360       1                      360
JPMCB       19    Actual/360       1                      360
JPMCB       25    Actual/360       1                      300
JPMCB       28    Actual/360       2                      360
JPMCB       34    Actual/360       1                      360
JPMCB       35    Actual/360       2                      360
JPMCB       39    Actual/360       1                      360
JPMCB       40    Actual/360       2                      360
JPMCB    40.01    Actual/360       2                      360
JPMCB    40.02    Actual/360       2                      360
JPMCB       44    Actual/360       1
JPMCB       47    Actual/360       1                      360
JPMCB       48    Actual/360       1                      360
JPMCB       55    Actual/360       2                      360
JPMCB       57    Actual/360       1                      360
JPMCB       58    Actual/360       1                      300
JPMCB       61    Actual/360       1                      360
JPMCB    61.01    Actual/360       1                      360
JPMCB    61.02    Actual/360       1                      360
JPMCB    61.03    Actual/360       1                      360
JPMCB       62    Actual/360       1                      360
JPMCB       64    Actual/360       1                      300
JPMCB       66    Actual/360       2                      360
JPMCB       69    Actual/360       1                      360
JPMCB       70    Actual/360       2                      360
JPMCB       71    Actual/360       1                      300
JPMCB       72    Actual/360       1
JPMCB       73    Actual/360       1                      360
JPMCB       74    Actual/360       1                      360
JPMCB       75    Actual/360       1                      360
JPMCB       78    Actual/360       1                      360
JPMCB       82    Actual/360       2                      360
JPMCB       83    Actual/360       1                      360
JPMCB       85    Actual/360       2                      360
JPMCB       87    Actual/360       1                      360
JPMCB       88    Actual/360       2                      360
JPMCB       90    Actual/360       1                      360
JPMCB       91    Actual/360       2                      360
JPMCB       93    Actual/360       1                      360
JPMCB       94    Actual/360       1                      360
JPMCB      101    Actual/360       1                      300
JPMCB      102    Actual/360       1                      360
JPMCB      103    Actual/360       1                      360
JPMCB      104    Actual/360       1                      360
JPMCB      107    Actual/360       1                      300
JPMCB      108    Actual/360       1                      360
JPMCB      112    Actual/360       2
JPMCB      114    Actual/360       1                      180
JPMCB      117    Actual/360       1                      300

                                    EXHIBIT B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER


              (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

              (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

              (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

              (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of June 12, 2006, between Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of June 12, 2006, between Master Servicer and Seller).

              (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

              (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date there were, and, to the Seller's actual knowledge as of the Closing Date, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below), except for Permitted Encumbrances. No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than a Mortgage Loan as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

              (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

              (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

              (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

              (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or material misrepresentation, (ii) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) any act of actual waste, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

              (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

              (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

              (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

              (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

              (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

              (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

              (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

              (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

              (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

              (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

              (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

              (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws, regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

              (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgaged Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

              (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

              (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

              (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

              (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

              (20) With respect to the Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property):

              (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

              (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

              (c) such Ground Lease provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

              (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

              (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

              (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

              (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

              (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent institutional lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

              (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

              (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.


              (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or
              (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

              (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

              (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

              (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I, as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

              (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies or providing coverage for losses (subject to customary deductibles) sustained by (A) fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage in an amount equal to the lesser of the full replacement cost of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) and the outstanding principal balance of the related Mortgage Loan with an appropriate endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (B) business interruption or rental loss insurance in an amount at least equal to (a) 12 months of operations or (b) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (C) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (D) workers' compensation, if required by law; (E) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated, without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:VIII" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 450 or 475 year return period, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:VIII" by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

              (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

              (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

              (25) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller, or if the Seller is not the originator, then, to the knowledge of the Seller, the originator's or the Seller's, underwriting standards applicable to such Mortgage Loan and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with customary industry standards.

              (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

              (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

              (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller, and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

              (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

              (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

              (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (ii) satisfies the provisions of either clause (A)(1) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

              (32) The Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagor or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

              (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

              (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (A) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (B) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (C) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (D) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (i) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (ii) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan. In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (a) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (b) provide all opinions required under the related Mortgage Loan documents, and in the case of loans comprising at least 2% of the pool as measured by outstanding principal balance as of the Cut-off Date, (1) a REMIC opinion and (2) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

              (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

              (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

              (37) Any non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure (i) which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or (ii) for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

              (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

              (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

              (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

              (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

              (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism and, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

              (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

Defined Terms:

              The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

              The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

              The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

              The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

              The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

              The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

              The term "in reliance on" shall mean that:

                    (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                    (b) that the information contained in such document or
              otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                    (c) the Seller's reliance on such document or other
              information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                    (d) although the Seller is under no obligation to verify
              independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

              The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

              The term "Permitted Encumbrances" shall mean:

                    (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                    (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                    (c) other matters to which like properties are commonly
              subject, and

                    (d) the rights of tenants, as tenants only, whether under
              ground leases or space leases at the Mortgaged Property.

                    which together do not materially and adversely affect the
              related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

              Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

                                      NONE

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

                                      NONE

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

   ---------  ------------------------------------------------------------------
   Rep. No.                          Description of Exception
   ---------  ------------------------------------------------------------------

      1            The representation is true and accurate, except as follows:

                   4150 North Keystone Building (Loan No. 73) The April 2006 monthly payment in the amount of $3,976 was received three business days beyond the applicable grace period.

   ---------  ------------------------------------------------------------------
      6            The representation is true and accurate, except as follows:

                   Kaiser Foundation Building (Loan No. 18) Kaiser Foundation, the sole tenant at the Mortgaged Property, has a one-time option to purchase the Mortgaged Property at the purchase price as set forth in the related lease agreement, which purchase price includes a prepayment penalty. The purchase option is exercisable at any time beginning in July 2007 and expiring in June 2008.

   ---------  ------------------------------------------------------------------
    10(a)          The representation is true and accurate, except as follows:

                   Warner Building (Loan No. 1) There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

   ---------  ------------------------------------------------------------------
    10(a)          The representation is true and accurate, except as follows:

                   AMEC Paragon Building (Loan No. 34) There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

   ---------  ------------------------------------------------------------------
    10(a)          The representation is true and accurate, except as follows:

                   Catamount Peak (Loan No. 70) The applicable non-recourse carveouts are limited to "misapplication or misappropriation of rents during the continuance of an event of default" (instead of "misapplication or misappropriation of rents") and "misapplication or misappropriation of insurance proceeds or condemnation awards during the continuance of an event of default" (instead of "misapplication or misappropriation of insurance proceeds or condemnation awards").

   ---------  ------------------------------------------------------------------
    10(a)          The representation is true and accurate, except as follows:

                   Parkway Plaza (Loan No. 72) There are no non-recourse carveouts in the Mortgage Loan documents. The mortgagee's recourse is limited to Mortgagor's interest in the Mortgaged Property.

   ---------  ------------------------------------------------------------------
    10(a)          The representation is true and accurate, except as follows:

                   Jobs Company Warehouse (Loan No. 102) There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveout.

   ---------  ------------------------------------------------------------------
    10(a)          The representation is true and accurate, except as follows:

                   Cooks Creek Apartments (Loan No. 112) There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

   ---------  ------------------------------------------------------------------
    10(d)          The representation is true and accurate, except as follows:

                   Wellington Gold's Gym (Loan No. 11) The terms of the related Mortgage Loan documents will be modified after the Cut-off Date to modify the portion of the release criteria associated with the proposed Roeding Group Companies space that was actually leased in sections to Roeding Group Companies, Capstone Realty Advisors and Global Fitness Holdings.

   ---------  ------------------------------------------------------------------
     12            The representation is true and accurate, except as follows:

                   Greenway Portfolio (Loan No. 2) Each Greenway Portfolio property may be released from the lien of the Mortgage upon defeasance in an amount equal to 115% of the Allocated Loan Amount.

   ---------  ------------------------------------------------------------------
     12            The representation is true and accurate, except as follows:

                   Midwest Retail Portfolio (Loan No. 3) Each Midwest Retail Portfolio property may be released from the lien of the Mortgage upon defeasance in an amount equal to 110% of the Allocated Loan Amount.

   ---------  ------------------------------------------------------------------
     12            The representation is true and accurate, except as follows:

                   Brookhaven Shopping Center (Loan No. 10) The Mortgage Loan may be released from cross-collateralization with each of the Wellington Gold's Gym, Palumbo Drive Gold's Gym, Edge O'Lake Shopping Center and Preston Highway Gold's Gym Mortgage Loans upon defeasance of the Mortgage Loan at 120% of the Allocated Loan Amount.

   ---------  ------------------------------------------------------------------
     12            The representation is true and accurate, except as follows:

                   Wellington Gold's Gym (Loan No. 11) The Mortgage Loan may be released from cross-collateralization with each of the Brookhaven Shopping Center, Palumbo Drive Gold's Gym, Edge O'Lake Shopping Center and Preston Highway Gold's Gym Mortgage Loans upon defeasance of the Mortgage Loan at 120% of the Allocated Loan Amount.

   ---------  ------------------------------------------------------------------
     12            The representation is true and accurate, except as follows:

                   Palumbo Drive Gold's Gym (Loan No. 12) The Mortgage Loan may be released from cross-collateralization with each of the Brookhaven Shopping Center, Wellington Gold's Gym, Edge O'Lake Shopping Center and Preston Highway Gold's Gym Mortgage Loans upon defeasance of the Mortgage Loan at 120% of the Allocated Loan Amount.

   ---------  ------------------------------------------------------------------
     12            The representation is true and accurate, except as follows:

                   Edge O'Lake Shopping Center (Loan No. 13) The Mortgage Loan may be released from cross-collateralization with each of the Brookhaven Shopping Center, Wellington Gold's Gym, Palumbo Drive Gold's Gym and Preston Highway Gold's Gym Mortgage Loans upon defeasance of the Mortgage Loan at 120% of the Allocated Loan Amount.

   ---------  ------------------------------------------------------------------
     12            The representation is true and accurate, except as follows:

                   Preston Highway Gold's Gym (Loan No. 14) The Mortgage Loan may be released from cross-collateralization with each of the Brookhaven Shopping Center, Wellington Gold's Gym, Palumbo Drive Gold's Gym and Edge O'Lake Shopping Center Mortgage Loans upon defeasance of the Mortgage Loan at 120% of the Allocated Loan Amount.

   ---------  ------------------------------------------------------------------
     12            The representation is true and accurate, except as follows:

                   TI Automotive (Loan No. 58) The Mortgage Loan documents permit the release of an expansion parcel upon satisfaction of certain criteria.

   ---------  ------------------------------------------------------------------
    14(a)          The representation is true and accurate, except as follows:

                   Brookhaven Shopping Center (Loan No. 10) The value of the Mortgaged Property reflected in the most recent appraisal is shown "as-stabilized" and assumes occupancy of space that has not yet occurred. The mortgagee established escrows at origination relating to the lease-up of the Mortgaged Property.

   ---------  ------------------------------------------------------------------
    14(a)          The representation is true and accurate, except as follows:

                   Intech Ventures of Novi (Loan No. 62) The value of the Mortgaged Property reflected in the most recent appraisal is shown "as-stabilized" and assumes occupancy of space that has not yet occurred. The mortgagee established escrows at origination relating to the lease-up of the Mortgaged Property.

   ---------  ------------------------------------------------------------------
    14(c)          The representation is true and accurate, except as follows:

                   Wynhaven - West Oaks Apartments (Loan No. 35) If the Mortgage Loan is not repaid on or before the Anticipated Repayment Date, the mortgagee (not the Mortgagor) has the option, in its sole and absolute discretion, to (i) call an event of default and declare the debt immediately due and payable or (ii) extend the Anticipated Repayment Date for a period to be specified by the mortgagee, but no later than May 1, 2036.

   ---------  ------------------------------------------------------------------
     16            The representation is true and accurate, except as follows:

                   Greenway Portfolio (Loan No. 2) The PPD Pharmaceutical Mortgaged Property is legally conforming subject to the restripping of 5 parking spaces.

   ---------  ------------------------------------------------------------------
     16            The representation is true and accurate, except as follows:

                   Wynhaven - West Oaks Apartments (Loan No. 35) The Mortgaged Property is nonconforming with respect to parking requirements. The Mortgagor is required to re-stripe the parking area to add the 15 parking spaces necessary to comply with the parking requirements.

   ---------  ------------------------------------------------------------------
     16            The representation is true and accurate, except as follows:

                   Jobs Company Warehouse (Loan No. 102) The Mortgaged Property violates the boundary setback line but (a) there is affirmative title insurance for this violation, and (b) the restrictive covenants have been amended to put the Mortgaged Property in compliance.

   ---------  ------------------------------------------------------------------
     17            The representation is true and accurate, except as follows:

                   TI Automotive (Loan No. 58) The Mortgaged Property is currently not on a separate tax parcel. The Mortgagor is required to provide an endorsement to the title policy that the Mortgaged Property is a separate tax parcel no later than 180 days after origination.

   ---------  ------------------------------------------------------------------
     17            The representation is true and accurate, except as follows:

                   Catamount Peak (Loan No. 70) The Mortgaged Property was subdivided immediately prior to origination of the Mortgage Loan and it is currently taxed with other property. Commencing with tax year 2007, the Mortgaged Property will be assessed as a new separate tax parcel, which tax parcel will include no property other than the Mortgaged Property.

   ---------  ------------------------------------------------------------------
    19(a)          The representation is true and accurate, except as follows:

                   Greenway Portfolio (Loan No. 2) The mortgagee waived escrows for immediate repairs in the amount of $5,000 recommended by the property condition report.

   ---------  ------------------------------------------------------------------
    19(a)          The representation is true and accurate, except as follows:

                   Midwest Retail Portfolio (Loan No. 30) The mortgagee waived escrows for immediate repairs in the amount of $9,950 recommended by the property condition report ($4,000 for the Bishop Heights property, $1,950 for the Market Square property and $4,000 for Meadows property).

   ---------  ------------------------------------------------------------------
    19(a)          The representation is true and accurate, except as follows:

                   TI Automotive (Loan No. 58) The mortgagee waived escrows for immediate repairs in the amount of $47,200 recommended by the property condition report.

   ---------  ------------------------------------------------------------------
    19(a)          The representation is true and accurate, except as follows:

                   Intech Ventures of Novi (Loan No. 62) The mortgagee waived escrows for immediate repairs in the amount of $19,250 recommended by the property condition report.

   ---------  ------------------------------------------------------------------
    19(a)          The representation is true and accurate, except as follows:

                   Parkway Plaza (Loan No. 72) The mortgagee waived escrows for immediate repairs in the amount of $8,750 recommended by the property condition report.

   ---------  ------------------------------------------------------------------
    19(a)          The representation is true and accurate, except as follows:

                   AMEC Paragon Buildings I & II, Crossings Center Seven, Brookhaven Shopping Center, Becker Building, Sterling Brook Apartments, Rice Creek Apartments, Hollywood Medical Office II, 110 Algonquin Parkway (Loan No. 34, 48, 10, 66, 82, 88, 93, 75) The mortgagee waived escrows for immediate repairs in an amount of less than $5,000 recommended by the property condition report.

   ---------  ------------------------------------------------------------------
    19(b)          The representation is true and accurate, except as follows:

                   Midwest Retail Portfolio (Loan No. 3) There is a proceeding pending for the partial condemnation of the Baken Park property. The affected part of the Mortgaged Property was not included in the underwriting.

   ---------  ------------------------------------------------------------------
    20(c)          The representation is true and accurate, except as follows:

                   Physician's Medical Center (Loan No. 87) Upon an event of default which the Ground Lessor elects not to cure, the Ground Lessor (not the mortgagee) is entitled to become the owner of the Mortgagor's interest in the Ground Lease upon payment by the Ground Lessor to the mortgagee of the amount set forth in the Mortgage Loan documents.

   ---------  ------------------------------------------------------------------
    20(d)          The representation is true and accurate, except as follows:

                   Warner Building (Loan No. 1) The Ground Lease provides that there shall be no cancellation, surrender, acceptance of surrender or modification of the Ground Lease without the prior written consent of the leasehold mortgagee, but it does not provide that any such action is not binding on the leasehold mortgagee or its successors or assigns if taken without prior written consent.

   ---------  ------------------------------------------------------------------
    20(g)          The representation is true and accurate, except as follows:

                   Warner Building (Loan No. 1) The Ground Lease expires on January 31, 2032, which date is less than 20 years following the stated maturity date of the Mortgage Loan. However, Mortgagor has a purchase option under the Ground Lease which it is required to exercise on or before April 1, 2008.

   ---------  ------------------------------------------------------------------
    21(b)          The representation is true and accurate, except as follows:

                   Midwest Retail Portfolio (Loan No. 3) The Environmental Site Assessment for the Baken Park property recommended that a subsurface investigation be conducted due to the previous operation of an on-site dry cleaner. The mortgagee held back $500,000 which will be released upon the Mortgagor obtaining a no further action letter or obtaining environmental insurance .

   ---------  ------------------------------------------------------------------
    21(b)          The representation is true and accurate, except as follows:

                   Marina Waterside (Loan No. 9) The Environmental Site Assessment indicated soil contamination due to effects from a former on-site dry cleaner. Preliminary findings indicate that the vapor testing results were low enough to receive regulatory closure. The findings are currently being reviewed and the mortgagee will require a holdback or a letter of credit in the amount of 150% of any estimated remediation costs.

   ---------  ------------------------------------------------------------------
    21(b)          The representation is true and accurate, except as follows:

                   Intech Venture at Novi (Loan No. 62) An asbestos operations and maintenance plan was recommended in the Environmental Site Assessment for the Mortgaged Property. The mortgagee required the Mortgagor to test the Mortgaged Property within 90 days of origination. If asbestos is found at the Mortgaged Property, the mortgagee will require an on-going operations and maintenance agreement.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Midwest Retail Portfolio (Loan No. 3) Deductible for all-risk Insurance Policy may not exceed $50,000. The deductible with respect to the Hilltop property for all-risk Insurance Policy may not exceed $100,000.Deductible for terrorism Insurance Policy with respect to the Walmart Monument Mall property shall not exceed $1,000,000 so long as the Walmart tenant at such property maintains its ratings.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Oklahoma Tower (Loan No. 19) Deductible for all-risk Insurance Policy may not exceed $50,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Harbor Freight Tools USA, Inc. (Loan No. 25) The Mortgagor is permitted to maintain its current Insurance Policy with Factory Mutual Insurance Company provided that in the event Factory Mutual Insurance Company's claims-paying ratings is downgraded below "BBB" by S&P, the Mortgagor is required to obtain a new Insurance Policy from a Qualified Insurer.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Harbor Freight Tools USA, Inc. (Loan No. 25) Deductible for all-risk insurance policy may not exceed $25,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Downey Regional Medical Plaza (Loan No. 39) Deductible for comprehensive commercial general liability policy may not exceed $25,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Creekside Corporate Center (Loan No. 47) The Mortgagor is permitted to maintain its current Insurance Policy with Citizens Insurance Company of America, with a current claims-paying rating of "BBB" by S&P and "A-:XII" by A.M. Best, provided that (i) in the event Citizens Insurance Company of America's claims-paying ratings is downgraded below "A-:XII" by A.M. Best, or
                   (ii) on March 31, 2007, the expiration date of such Insurance Policy, the Mortgagor is required to obtain a new Insurance Policy from a Qualified Insurer.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   TI Automotive (Loan No. 58) Deductible for all-risk Insurance Policy may not exceed $50,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Comfort Inn & Suites Miami Airport (Loan No. 64) Deductible for all-risk Insurance Policy shall not exceed $50,000, provided, however, that such deductible may be increased to not more than $250,000 so long as Sunburst Hospitality Corporation remains liable as guarantor under the guaranty agreement and there has been no breach or violation of Section 8.3 of the Mortgage Loan agreement.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Plaza Del Ray (Loan No. 69) Deductible for comprehensive commercial general liability policy may not exceed $50,000, provided the sponsorship of Mortgagor remains the same.The Mortgagor is permitted to maintain its current Insurance Policy with Ohio Casualty provided that in the event Ohio Casualty's claims-paying ratings is downgraded below "BBB+" by S&P or "A-:XI" by A.M. Best, the Mortgagor is required to obtain a new Insurance Policy from a Qualified Insurer.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Comfort Suites & Best Western (Loan No. 71) Deductible for all-risk Insurance Policy shall not exceed $50,000, provided, however, that such deductible may be increased to not more than $250,000 so long as Sunburst Hospitality Corporation remains liable as guarantor under the guaranty agreement and there has been no breach or violation of Section 8.3 of the Mortgage Loan agreement.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Parkway Plaza (Loan No. 72) Deductible for each of the all-risk Insurance Policy, the comprehensive commercial general liability policy and the terrorism policy shall not exceed $50,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   110 Algonquin Parkway (Loan No. 75) Deductible for all-risk Insurance Policy shall not exceed $100,000 if the Mortgaged Property is covered by a blanket insurance policy; provided, however, if the Mortgaged Property is covered by a separate policy the deductible shall not exceed $25,000 or if the Mortgaged Property is transferred pursuant to the Mortgage Loan documents the deductible shall not exceed $10,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Sterling Brooks Apartments (Loan No. 82) The Mortgagor is permitted to maintain its current Insurance Policy with United States Fire Insurance Company provided that in the event United States Fire Insurance Company's claims-paying ratings is downgraded below "BBB" by S&P or "A-:XIII" by A.M. Best, the Mortgagor is required to obtain a new Insurance Policy from a Qualified Insurer.The Mortgagor is permitted to procure comprehensive commercial general liability insurance with a deductible no greater than $25,000 provided the Mortgagor has deposited with the mortgagee an insurance reserve in the cash sum of $25,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Oaks of Flagridge (Loan No. 91) Deductible for comprehensive commercial general liability policy may not exceed $5,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Oaks of Flagridge (Loan No. 91) Deductible for all-risk insurance policy may not exceed $15,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Copperfield Apartments (Loan No. 85) Deductible for comprehensive commercial general liability policy may not exceed $2,500.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Hannover Park Office Building (Loan No. 108) Deductible for comprehensive commercial general liability policy may not exceed $10,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Hannover Park Office Building (Loan No. 108) Deductible for all-risk insurance policy may not exceed $25,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Cooks Creek Apartments (Loan No. 112) Deductible for comprehensive commercial general liability policy may not exceed $1,000.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Comfort Inn South Portland (Loan No. 107) Deductible for all-risk Insurance Policy shall not exceed $50,000, provided, however, that such deductible may be increased to not more than $250,000 so long as Sunburst Hospitality Corporation remains liable as guarantor under the guaranty agreement and there has been no breach or violation of Section 8.3 of the Mortgage Loan agreement.

   ---------  ------------------------------------------------------------------
     22            The representation is true and accurate, except as follows:

                   Comfort Inn Airport (Loan No. 117) Deductible for all-risk Insurance Policy shall not exceed $50,000, provided, however, that such deductible may be increased to not more than $250,000 so long as Sunburst Hospitality Corporation remains liable as guarantor under the guaranty agreement and there has been no breach or violation of Section 8.3 of the Mortgage Loan agreement.

   ---------  ------------------------------------------------------------------
     24            The representation is true and accurate, except as follows:

                   Midwest Retail Portfolio (Loan No. 3) There is a proceeding pending for the partial condemnation of the Baken Park
                   property. The affected part of the Mortgaged Property was not included in the underwriting.
   ---------  ------------------------------------------------------------------
     24            The representation is true and accurate, except as follows:

                   Downey Regional Medical Plaza (Loan No. 39) Downey Regional
                   Medical Center, Inc., the 100% owner of the Mortgagor and the operator of a hospital, is subject to numerous medical
                   malpractice and related claims. However, such claims are
                   covered by Downey Regional Medical Center, Inc.'s insurance policies.
   ---------  ------------------------------------------------------------------
     24            The representation is true and accurate, except as follows:

                   Brookhaven Shopping Center (Loan No. 10) An architect and its principal have brought suit in U.S. District Court against the principals of the Mortgagor and the operating company owned by the principals of the Mortgagor seeking $195,000 in damages for breach of a contract for design services. The principals of the Mortgagor asserted a counterclaim against the plaintiffs seeking unspecified damages for negligence and breach of contract.

   ---------  ------------------------------------------------------------------
     24            The representation is true and accurate, except as follows:

                   Wellington Gold's Gym (Loan No. 11) An architect and its principal have brought suit in U.S. District Court against the principals of the Mortgagor and the operating company owned by the principals of the Mortgagor seeking $195,000 in damages for breach of a contract for design services. The principals of the Mortgagor asserted a counterclaim against the plaintiffs seeking unspecified damages for negligence and breach of contract.

   ---------  ------------------------------------------------------------------
     24            The representation is true and accurate, except as follows:

                   Palumbo Drive Gold's Gym (Loan No. 12) An architect and its principal have brought suit in U.S. District Court against the principals of the Mortgagor and the operating company owned by the principals of the Mortgagor seeking $195,000 in damages for breach of a contract for design services. The principals of the Mortgagor asserted a counterclaim against the plaintiffs seeking unspecified damages for negligence and breach of contract.

   ---------  ------------------------------------------------------------------
     24            The representation is true and accurate, except as follows:

                   Edge O'Lake Shopping Center (Loan No. 13) An architect and its principal have brought suit in U.S. District Court against the principals of the Mortgagor and the operating company owned by the principals of the Mortgagor seeking $195,000 in damages for breach of a contract for design services. The principals of the Mortgagor asserted a counterclaim against the plaintiffs seeking unspecified damages for negligence and breach of contract.

   ---------  ------------------------------------------------------------------
     24            The representation is true and accurate, except as follows:

                   Preston Highway Gold's Gym (Loan No. 14) An architect
                   and its principal have brought suit in U.S. District
                   Court against the principals of the Mortgagor and the
                   operating company owned by the principals of the
                   Mortgagor seeking $195,000 in damages for breach of a
                   contract for design services. The principals of the
                   Mortgagor asserted a counterclaim against the
                   plaintiffs seeking unspecified damages for negligence
                   and breach of contract.
   ---------  ------------------------------------------------------------------
     27            The representation is true and accurate, except as follows:

                   Comfort Inn & Suites Miami Airport (Loan No. 64) Annual financial statements are limited to a balance sheet upon request. Operating Statements are required to be furnished on a regular basis.

   ---------  ------------------------------------------------------------------
     27            The representation is true and accurate, except as follows:

                   Comfort Suites & Best Western (Loan No. 71) Annual financial statements are limited to a balance sheet upon request. Operating Statements are required to be furnished on a regular basis.

   ---------  ------------------------------------------------------------------
     27            The representation is true and accurate, except as follows:

                   Comfort Inn South Portland (Loan No. 107) Annual financial statements are limited to a balance sheet upon request. Operating Statements are required to be furnished on a regular basis.

   ---------  ------------------------------------------------------------------
     27            The representation is true and accurate, except as follows:

                   Comfort Inn Airport (Loan No. 117) Annual financial statements are limited to a balance sheet upon request. Operating Statements are required to be furnished on a regular basis.

   ---------  ------------------------------------------------------------------
     28            The representation is true and accurate, except as follows:

                   Wynhaven - West Oaks Apartments (Loan No. 35) The Mortgage Loan was structured with a $200,000 escrow that is being held by a title company (Chicago Title) and is not in the possession or under the control of the mortgagee.

   ---------  ------------------------------------------------------------------
     30            The representation is true and accurate, except as follows:

                   Wynhaven - West Oaks Apartments (Loan No. 35) The Mortgagor is a Delaware Statutory Trust which is a Special Purpose Entity.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   Greenway Portfolio (Loan No. 2) The sole member of the Mortgagor has pledged its ownership interests in the Mortgagor to secure a mezzanine loan held by JPMorgan Chase Bank, N.A. If the sole member of the Mortgagor defaults on the mezzanine loan, the controlling interest in the Mortgaged Property will be transferred from the sole member of the Mortgagor to JPMorgan Chase Bank, N.A.Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow the owners of the Mortgagor the right to pledge their respective interests in the Mortgagor to secure a mezzanine loan.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   Midwest Retail Portfolio (Loan No. 3) The sole member of the Mortgagor has pledged its ownership interests in the Mortgagor to secure a mezzanine loan held by RAIT Partnership, L.P.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   US Bank Center - St. Paul (Loan No. 15) Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow the owners of the Mortgagor the right to pledge their respective interests in the Mortgagor to secure a mezzanine loan.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   Harbor Freight Tools USA, Inc. (Loan No. 25) Subject to the satisfaction of certain conditions, transfers to affiliates and other entities are permitted without mortgagee's consent.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   AMEC Paragon Buildings I & II (Loan No. 34) Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow the owners of the Mortgagor the right to pledge their respective interests in the Mortgagor to secure a mezzanine loan. Subject to the satisfaction of certain conditions, transfers to affiliates are permitted without mortgagee's consent.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   Plaza Del Rey (Loan No. 69) Subject to the satisfaction of certain conditions, transfers to affiliates and other entities are permitted without mortgagee's consent.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   110 Algonquin Parkway (Loan No. 75) Subject to the satisfaction of certain conditions, transfers to affiliates and other entities are permitted without mortgagee's consent.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   Sterling Brook Apartments (Loan No. 82) Subject to the satisfaction of certain conditions, the Mortgage Loan documents allow conversion of the Mortgagor into a limited partnership or limited liability company.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   Wynhaven - West Oaks Apartments (Loan No. 35) Subject to the satisfaction of certain conditions, transfers to affiliates and other entities are permitted without mortgagee's consent.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   TI Automotive (Loan No. 58) Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow the owners of the Mortgagor the right to pledge their respective interests in the Mortgagor to secure a mezzanine loan.Subject to the satisfaction of certain conditions, transfers to affiliates and other entities are permitted without mortgagee's consent.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   North Texas Retail Portfolio (Loan No. 61) Subject to the satisfaction of certain conditions, transfers to affiliates and other entities are permitted without mortgagee's consent.

   ---------  ------------------------------------------------------------------
     32            The representation is true and accurate, except as follows:

                   Town and Country Shopping Center (Loan No. 104) Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow the owners of the Mortgagor the right to pledge their respective interests in the Mortgagor to secure a mezzanine loan.

   ---------  ------------------------------------------------------------------
     34            The representation is true and accurate, except as follows:

                   Deutsch, Inc. (Loan No. 44) The Mortgage Loan documents do not require counsel to provide an opinion that the trustee has a perfected security interest in the collateral prior to any other claim or interest.

   ---------  ------------------------------------------------------------------
     35            The representation is true and accurate, except as follows:

                   Greenway Portfolio (Loan No. 2) Each Greenway Portfolio property may be released from the lien of the Mortgage upon defeasance in an amount equal to 115% of the Allocated Loan Amount.

   ---------  ------------------------------------------------------------------
     35            The representation is true and accurate, except as follows:

                   Midwest Retail Portfolio (Loan No. 3) Each Midwest Retail Portfolio property may be released from the lien of the Mortgage upon defeasance in an amount equal to 110% of the Allocated Loan Amount.

   ---------  ------------------------------------------------------------------
     35            The representation is true and accurate, except as follows:

                   Brookhaven Shopping Center (Loan No. 10) Pursuant to the terms of the cross-collateralization agreement, upon a defeasance of one loan, the cross-collateralization may be severed upon compliance with Section 3.1 thereof, which includes payment of an additional 20% deposit that shall continue to secure the remaining loans.

   ---------  ------------------------------------------------------------------
     35            The representation is true and accurate, except as follows:

                   Wellington Gold's Gym (Loan No. 11) Pursuant to the terms of the cross-collateralization agreement, upon a defeasance of one loan, the cross-collateralization may be severed upon compliance with Section 3.1 thereof, which includes payment of an additional 20% deposit that shall continue to secure the remaining loans.

   ---------  ------------------------------------------------------------------
     35            The representation is true and accurate, except as follows:

                   Palumbo Drive Gold's Gym (Loan No. 12) Pursuant to the terms of the cross-collateralization agreement, upon a defeasance of one loan, the cross-collateralization may be severed upon compliance with Section 3.1 thereof, which includes payment of an additional 20% deposit that shall continue to secure the remaining loans.

   ---------  ------------------------------------------------------------------
     35            The representation is true and accurate, except as follows:

                   Edge O'Lake Shopping Center (Loan No. 13) Pursuant to the terms of the cross-collateralization agreement, upon a defeasance of one loan, the cross-collateralization may be severed upon compliance with Section 3.1 thereof, which includes payment of an additional 20% deposit that shall continue to secure the remaining loans.

   ---------  ------------------------------------------------------------------
     35            The representation is true and accurate, except as follows:

                   Preston Highway Gold's Gym (Loan No. 14) Pursuant to the terms of the cross-collateralization agreement, upon a defeasance of one loan, the cross-collateralization may be severed upon compliance with Section 3.1 thereof, which includes payment of an additional 20% deposit that shall continue to secure the remaining loans.

   ---------  ------------------------------------------------------------------
     37            The representation is true and accurate, except as follows:

                   Greenway Portfolio (Loan No. 2) The PPD Pharmaceutical Mortgaged Property is legally conforming subject to the restripping of 5 parking spaces.

   ---------  ------------------------------------------------------------------
     37            The representation is true and accurate, except as follows:

                   Wynhaven - West Oaks Apartments (Loan No. 35) The Mortgaged Property is nonconforming with respect to parking requirements. The Mortgagor is required to re-stripe the parking area to add the 15 parking spaces necessary to comply with the parking requirements.

   ---------  ------------------------------------------------------------------
     42            The representation is true and accurate, except as follows:

                   Midwest Retail Portfolio (Loan No. 3) Terrorism insurance premiums are capped at twice the amount of the annual all-risk and business interruption insurance premium in any fiscal year.

   ---------  ------------------------------------------------------------------
     42            The representation is true and accurate, except as follows:

                   AMEC Paragon Buildings I & II (Loan No. 34) Terrorism insurance premiums are capped at $25,000 per year, subject to annual escalations based on the Consumer Price Index.

   ---------  ------------------------------------------------------------------
     42            The representation is true and accurate, except as follows:

                   Comfort Inn & Suites Miami Airport (Loan No. 64) Terrorism insurance premiums are capped at $40,000 per year.

   ---------  ------------------------------------------------------------------
     42            The representation is true and accurate, except as follows:

                   Comfort Suites & Best Western (Loan No. 71) Terrorism insurance premiums are capped at $25,000 per year.

   ---------  ------------------------------------------------------------------
     42            The representation is true and accurate, except as follows:

                   Parkway Plaza (Loan No. 72) Terrorism insurance premiums are capped at $20,000 per year.

   ---------  ------------------------------------------------------------------
     42            The representation is true and accurate, except as follows:

                   110 Algonquin Parkway (Loan No. 75) Terrorism insurance premiums are capped at $23,500 per year.

   ---------  ------------------------------------------------------------------
     42            The representation is true and accurate, except as follows:

                   Copperfield Apartments (Loan No. 85) Terrorism insurance premiums are capped at $10,000 per year, subject to annual escalations based on the Consumer Price Index.

   ---------  ------------------------------------------------------------------
     42            The representation is true and accurate, except as follows:

                   Hannover Park Office Building (Loan No. 108) Mortgagor is allowed to maintain its current insurance policy despite the fact that such coverage has an exclusion for terrorism. Upon the expiration or earlier termination of its current comprehensive general liability policy, Mortgagor is required to obtain a general liability policy which specifically does not contain an exclusion for terrorism or obtain a separate terrorism policy.

   ---------  ------------------------------------------------------------------
     42            The representation is true and accurate, except as follows:

                   Comfort Inn South Portland (Loan No. 107) Terrorism insurance premiums are capped at $15,000 per year.

   ---------  ------------------------------------------------------------------
     42            The representation is true and accurate, except as follows:

                   Comfort Inn Airport (Loan No. 117) Terrorism insurance premiums are capped at $15,000 per year.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

              I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of June 20, 2006 (the "Agreement"), between the --------- Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated May 26, 2006, as supplemented by the Prospectus Supplement, dated June 12, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-3, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-1, Class X-2, Class B, Class C and Class D Certificates, the Private Placement Memorandum, dated June 12, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 12, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

              Capitalized terms used herein without definition have the meanings given them in the Agreement.

              IN WITNESS WHEREOF, I have signed my name this __ day of ______ 2006.


                                       By:_____________________________
                                          Name:
                                          Title: